Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:
     1. The Quarterly Report of Monro Muffler Brake, Inc. (“Monro”) on Form 10-Q for the period ended December 23, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monro.

/s/ Robert G. Gross	Dated: February 1, 2007
Robert G. Gross
President and Chief Executive Officer

/s/ Catherine D’Amico	Dated: February 1, 2007
Catherine D’Amico
Executive Vice President-Finance and Chief Financial Officer

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